ADVANCED SERIES TRUST

AST Herndon Large-Cap Value Portfolio

Supplement dated July 20, 2016 to the

Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus for the AST Herndon Large-Cap Value Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the AST Prospectus.

The Board of Trustees of the Trust recently approved changing the name of the Portfolio to the AST Value Equity Portfolio. This change is expected to become effective on or about September 12, 2016.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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